                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /


    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12


                           ENTRADA NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                       [ENTRADA NETWORKS, INC. LETTERHEAD]



                                  September 6, 2001




Dear Stockholders:


     We cordially invite you to attend the Annual Meeting of the Stockholders of Entrada Networks, Inc. ("Entrada" or the "Company") to be held at 10:00 a.m. on Thursday, September 27, 2001, at Entrada's headquarters, 10070 Mesa Rim Road, San Diego, California.


     Details regarding the business to be conducted at the meeting are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

     The Board of Directors recommends that the Stockholders vote in favor of each proposal. We encourage all Stockholders to participate by voting their shares by Proxy whether or not they plan to attend the Annual Meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish, even if you have previously returned your proxy.


                                   Sincerely,

                                   /s/ Kanwar J.S. Chadha

                                   Kanwar J.S. Chadha, Ph.D.
                                   President and
                                   Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                         To be held on September 27, 2001

     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Entrada Networks, Inc. ("Entrada" or the "Company") will be held at the Company's headquarters, 10070 Mesa Rim Road, San Diego, California on September 27, 2001 at 10:00 a.m., for the following purposes:


     1. To elect five directors of the Company who will hold office for one-year terms ending at the Annual Meeting of Stockholders in 2002 or until their successors have been duly elected and qualified.


     2. To ratify the appointment of BDO Seidman, LLP as the firm of independent auditors for the year ending January 31, 2002.

     3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only Stockholders of record at the close of business on August 3, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU PLAN TO ATTEND. I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE BY MAILING THE ENCLOSED PROXY CARD USING THE POSTAGE-PAID ENVELOPE PROVIDED.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               /s/ Kanwar J.S. Chadha
                               --------------------------------------
                               Kanwar J.S. Chadha, Ph.D.,  President
                               and Chief Executive Officer


San Diego, California
September 6, 2001

                   ENTRADA NETWORKS, INC. 10070 Mesa Rim Road
                           San Diego, California 92121


                           ---------------------------

                                 Proxy Statement


         Annual Meeting of Stockholders to be held September 27, 2001


                           ---------------------------

                               GENERAL INFORMATION


     This Proxy Statement is being furnished to Stockholders of Entrada Networks, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters, 10070 Mesa Rim Road, San Diego, California, on September 27, 2001 at 10:00 a.m., and any adjournments or postponements thereof, pursuant to the Notice of Meeting. The approximate date on which this Proxy Statement is first being sent to Stockholders is September 6, 2001.


Who Can Vote


     Only holders of record of our common stock, par value $.001 per share, at the close of business on August 3, 2001, are entitled to vote at the Annual Meeting. As of August 3, 2001, we had outstanding and entitled to vote 10,992,634 shares of common stock.


How You Can Vote by Proxy

     You may vote by completing and mailing the enclosed proxy card.

     If you return your signed proxy card before the Annual Meeting, we will vote your shares as you direct. You have three choices on each matter to be voted upon. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate. See "Proposal 1 - Election of Directors." For each of the other items, you may vote "FOR," "AGAINST," or "ABSTAIN" from voting.

     If you do not specify on your proxy card how you want to vote your shares, we will vote them "for" the election of director nominees and "for" each of the other proposals.

How You May Revoke or Change Your Vote

     You can revoke your proxy at any time before it is voted at the Annual Meeting by:

          (1)  Sending written notice of revocation to the Secretary; or

          (2) Submitting another proper proxy with a more recent date than that of the proxy first given by signing and returning a proxy card to the Company; or

          (3)  Attending the Annual Meeting and voting in person.

     You may designate another person to represent you at the meeting by executing a proper proxy identifying that person.

     Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to the Inspector of Election at or before the taking of the vote. A shareholder may be requested to present such documents as shall be reasonably requested for the purpose of establishing such shareholder's identity.

Quorum, Voting Requirements and Effect of Abstentions and Non-Votes

     At the Annual Meeting, an Inspector of Election will determine the presence of a quorum and tabulate the results of the voting by the Stockholders. The holders of a majority of the total number of outstanding shares of common stock that are entitled to vote at the Meeting must be present in person or by proxy in order to have the quorum that is necessary for the transaction of business at the Annual Meeting. The Inspector will treat properly executed proxies marked "abstain" or required to be treated as "non-votes" as present for purposes of determining whether there is a quorum at the Annual Meeting. A "non-vote" occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the Beneficial Owner.

     The five nominees for director who receive a plurality of the votes cast by the holders of the common stock in person or by proxy at the Annual Meeting will be elected. All other matters will require the approval of a majority of the votes cast by the holders of common stock in person or by proxy at the Annual Meeting. Abstentions and non-votes will have the same effect as a vote against the proposal to ratify any proposal other than the election of directors.

Votes of Executive Officers and Directors


     On the record date of August 3, 2001, our present and former executive officers, other employees, and directors, including their affiliates, had voting power with respect to an aggregate of 17,573 shares of common stock, or approximately 0.2% of the shares entitled to vote. We currently expect that such persons will vote their shares in favor of each of the nominees for director and in favor of each of the other proposals.


Costs of Solicitation

     We will bear the cost of preparing, printing, and mailing material in connection with this solicitation of proxies. In addition to mailing material, certain of our employees may make solicitations personally and by telephone. We are required to reimburse brokerage firms, banks, and others for their reasonable out-of-pocket expenses, including clerical expenses, related to forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

     Employees of the Company may solicit proxies on behalf of the Board of Directors through the mail, telephone, telecommunications and in person.

Annual Report


     Our Annual Report for the fiscal year ended January 31, 2001, containing audited financial statements for such year, and a Quarterly Report for the second quarter ended July 31, 2001 are enclosed with this Proxy Statement. This Proxy Statement and the enclosed Proxy are being sent to our Stockholders on or about September 6, 2001.


     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, YOU ARE REQUIRED TO PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

     PROPOSAL 1

                              ELECTION OF DIRECTORS

     Pursuant to our By-Laws, the Board of Directors is currently composed of five (5) members. At the Annual Meeting, all directors will be elected to serve for one year expiring on the date of the Annual Meeting of Stockholders the following year. Each director elected will continue in office until a successor has been elected or until resignation or removal in the manner provided by our By-Laws. The names of the nominees for the Board of Directors are listed below. Shares represented by a properly executed proxy in the accompanying form will be voted for such nominees. However, discretionary authority is reserved to vote such shares in the best judgment of the persons named in the event that any person or persons other than the nominees listed below are to be voted on at the meeting due to the unavailability of any nominee so listed.

     All persons named below are directors of the Company at the present time. There are no family relationships between any nominee, director or executive officer of the Company, except as noted.

                           NOMINEES FOR ONE-YEAR TERMS

     Dr. Kanwar J.S. Chadha, 55, has served as the President and Chief Executive Officer of Entrada since April 2000. He was elected as a director on August 31, 2000. He joined AT&T Bell Laboratories in February 1973 as a Member of Technical Staff and served as a systems engineer and principal software designer for the AMPS trial system. As a Supervisor at AT&T Bell Laboratories from August 1977 to August 1980, Dr. Chadha was responsible for the development of various software systems. As a Department Head at AT&T Bell Laboratories from August 1980 to January 1987, he managed the development of cellular technologies, MERLIN phone system, Applications Processor, Videotex system, and System 25 PBX. He was a co-founder of WaterBazaar.com e-portal, that when developed will provide buyers and suppliers of water purification products worldwide an electronic exchange through which to conduct e-commerce. Dr. Chadha was also a founding member of ERPL, Inc., a firm that specializes in the development of embedded software systems, enterprise and manufacturing resource planning software systems, and that provides business-to-business e-marketplace systems solutions and development. From 1988 to 1999, he ran his own private businesses in the graphic arts arena. Dr. Chadha holds a B.E. (Hons) in Electrical Engineering from Thapar Institute of Technology, Punjab, India, a M.A.Sc. in Control Systems from the University of Toronto, Ontario, Canada, and a Ph.D. in Systems Engineering from Case Western Reserve University, Cleveland, Ohio. Dr. Chadha is a first cousin of Dr. Davinder Sethi, one of our directors.

     Leonard N. Hecht, 64, has served as one of our directors since August 31, 2000. He was elected Chairman on September 29, 2000. Mr. Hecht has served as Executive Vice President of Sorrento Networks, Inc. since August 2000 and as one of its directors from June 1996 to January 2001. Since 1994, he has been President of Chrysalis Capital Group, an investment banking company specializing in mergers, acquisitions and financing that he founded. From 1987 to 1993, Mr. Hecht was Managing Director of the Investment Banking Group and head of the Technology Assessment Group of Houlihan Lokey Howard & Zukin, a financial advisory firm. From 1984 to 1987, Mr. Hecht was the Vice Chairman of the Board and Chief Executive Officer of Quantech Electronics Corp., a diversified publicly held electronics company. Prior to joining Quantech, Mr. Hecht was a founding principal of Xerox Development Corporation, a wholly-owned subsidiary of the Xerox Corporation. Xerox Development Corporation was active in strategic planning, mergers and acquisitions, divestitures, licensing, joint ventures and venture investing for the Xerox Corporation.

     Dr. Raymond Ngan, 29, has been a director of Entrada since November 2000. Dr. Ngan has been guiding technology and telecommunications companies for many years, most recently as Principal at Hikari Capital International. He previously served as Senior Vice President, Morgan Stanley Dean Witter, and as a Senior Associate at Chase Capital Partners. Dr. Ngan holds a bachelors, masters and Ph.D. from Oxford University, Oxford, UK, and an MBA from The Wharton School at the University of Pennsylvania.

     Rohit Phansalkar, 56, has served as one of our directors since August 31, 2000. Mr. Phansalkar was the Chairman and CEO of Sorrento Networks Corporation from July to September 2000. He was a partner of Anderson Weinroth & Co. LP from February 1998 to June 2000. Prior to that, Mr. Phansalkar was the co-founder, Vice Chairman and CEO of Newbridge Capital, a firm dedicated to making private equity investments in India. From 1993 to 1996, Mr. Phansalkar was a Managing Director of Oppenheimer & Co., where he was the head of the Energy Finance Group. Mr. Phansalkar was the founding Chairman of The India Fund, a $510 mm closed-end fund listed on the NYSE. Prior to joining Oppenheimer, Mr. Phansalkar was a Managing Director of Bear Stearns & Co. He is a director of Zip Global Networks, Xius Technologies and Vyvos, Inc. Mr. Phansalkar received a BS in engineering from Michigan Technological University and a MBA from Harvard Graduate School of Business.

     Dr. Davinder Sethi, 54, has been a director of Entrada since September 2000. Dr. Sethi is an independent advisor in the fields of information technology and finance. He is the former Chairman and Chief Executive Officer of iPing, Inc., and a former Director and Senior Advisor to Barclays de Zoete Wedd. In addition, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning and seven years in corporate finance at AT&T. Dr. Sethi holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program at Penn State. Dr. Sethi also serves on the Board of Directors of Asperian, Inc., Pamet Systems, Inc. and WorldWater Corporation. Dr. Sethi is a first cousin of Dr. Chadha, our President and Chief Executive Officer.

                          INFORMATION CONCERNING BOARD

     The Board of Directors met eight times in fiscal 2001. No director attended fewer than 75% of the meetings of the Board of Directors. In addition, the Board acted by unanimous consent eight times during fiscal 2001. The Board also consults regularly by telephone and in person.

     The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the Company's audited financial statements, meeting with the Company's independent accountants to review the Company's internal controls and financial management practices and examining all agreements or other transactions between the Company and its directors and officers (other than those compensation functions assigned to the Compensation Committee) to determine whether such agreements or transactions are fair to the Company's Stockholders. Messrs. Hecht, Phansalkar and Sethi currently serve on the Audit Committee.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers, reviewing overall company-wide compensation plans and administering the Company's stock option plans. Messrs. Hecht, Phansalkar and Sethi currently serve on the Compensation Committee.

Director Compensation

     Each director who is not an employee of the Company or its subsidiaries receives $1,000 for each Board of Directors or committee meetings attended. Directors who serve as the chairman of a committee receive an additional $500 for each committee meeting attended. Each director who is not an employee of Entrada also receives compensation of $5,000 per quarter, except the Chairman who receives compensation of $5,000 per month.

Security Ownership of Certain Beneficial Owners and Management


     The following table sets forth certain information as of August 3, 2001, regarding the ownership of the Common Stock by (i) each director of the Company;
(ii) each of the executive officers named in the Summary Compensation Table, above, (iii) each person known by us to beneficially own 5% or more of Common Stock; and (iv) all directors and executive officers of Entrada as a group. Except as indicated, all persons named as beneficial owners of Common Stock have sole voting and investment power with respect to the shares indicated as beneficially owned by them.


                                                                      Common Stock
                                                              --------------------------------
                                                              Number of         Percentage of
                                                               Shares          Outstanding (F)
                                                              --------------------------------
Security Ownership of Management (A)
Kanwar J.S. Chadha                                                -                  *
Leonard N. Hecht                                              112,083(B)            1.0%
Rohit Phansalkar                                              103,490(C)             *
Davinder Sethi                                                100,000(D)             *
Raymond Ngan                                                  100,000(E)             *
Gilbert Goldbeck                                                  -                  *
Anand Mehta                                                     2,000                *
Michael Harris                                                    -                  *
All Directors and Executive Officers as a group               417,573               3.7%

                                                                      Common Stock
                                                              --------------------------------
                                                              Number of         Percentage of
                                                               Shares          Outstanding (F)
                                                              --------------------------------
Security Ownership of Certain Beneficial Owners (A)
Sorrento Networks Corporation                                 2,231,734            20.3%
Springboard-Harper Technology Fund (Cayman) Ltd.                741,249             6.7%
Entrada Holdings LLC                                            700,000             6.4%
Steel Partners II, L.P.                                         549,980             5.0%

-----------------

      *   Less than 1%

     (A) All information with respect to beneficial ownership of the shares is based upon filings made by the respective beneficial owners with the Securities and Exchange Commission or information provided by such beneficial owners to us. Except as noted, the addresses for each beneficial owner is 10070 Mesa Run Road, San Diego, California 92121.

     (B) Includes exercisable options held by Mr. Hecht to acquire 100,000 shares of common stock, and 12,083 shares indirectly owned by him. In addition, Mr. Hecht holds options to purchase 90,000 shares of our common stock currently owned by Sorrento Networks Corporation, which are not considered to be beneficially owned by Mr. Hecht.


     (C) Includes exercisable options held by Mr. Phansalkar to acquire 100,000 shares of common stock, and 3,490 shares owned directly or indirectly by him. In addition, Mr. Phansalkar holds options to purchase 50,000 shares of our common stock currently owned by Sorrento Networks Corporation, which are not considered to be beneficially owned by Mr. Phansalkar. Mr. Phansalkar also owns approximately 10,000 shares of the common stock of Sorrento Networks Corporation. Mr. Phansalkar was a manager, member or partner of entities that hold 700,000 shares of common stock including Andersen Weinroth & Co., LP, Andersen Weinroth Capital Corporation, and Entrada Holdings, LLC. Mr. Phansalkar's beneficial ownership of these shares is not determinable at the date of this Schedule 14A due to a dispute between Mr. Phansalkar and these entities.


     (D) Includes exercisable options held by Mr. Sethi to acquire 100,000 shares of common stock.

     (E) Includes exercisable options held by Dr. Ngan to acquire 100,000 shares of common stock.


     (F) For each beneficial owner, the "Percentage of Outstanding" equals each owner's actual holdings of shares plus shares represented by unexercised options and warrants held, divided by the total of our outstanding shares at August 3, 2001 plus the unexercised options and warrants detailed above for the referenced holder only. In other words, individual percentages of the listed holders will not add to the group total because the calculations are made separately for each holder.


Certain Relationships and Related Transactions

     We are subleasing a portion of our San Diego facility on a month-to-month basis to a subsidiary of our former parent for approximately $3,000 per month. During the five months ended January 31, 2001, we received rent payments of approximately $15,000.

Executive Compensation

     The following tables set forth the annual compensation for both individuals who served as our Chief Executive Officers ("CEO") for the fiscal year ended January 31, 2001, for our three most highly compensated executive officers, other than the CEO, who were serving as executive officers at the end of our fiscal year and whose salary and bonus exceeded $100,000, and for one person who served as an executive officer during a portion of fiscal 2001 but is no longer an executive officer as of January 31, 2001.

                           Summary Compensation Table

                                       Annual Compensation                Long Term Compensation
                               -----------------------------------   ---------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                                     Restricted  Securities  Long-term
                                                      Other Annual     Stock     Underlying  Incentive    All Other
Name and Principal             Salary (A)    Bonus    Compensation    Award(s)    Options      Plan     Compensation
Position                 Year     ($)         ($)         ($)           ($)         (#)       Payouts        ($)
---------------------------------------------------------------------------------------------------------------------
Kanwar J.S. Chadha,      2001    141,038     92,625        -              -        500,000       -            -
  Chief Executive
  Officer, President,
  Director
---------------------------------------------------------------------------------------------------------------------
Gilbert G. Goldbeck,     2001    144,005     50,400        -              -        100,000       -            -
  VP Finance and         2000    121,771          -        -              -                      -            -
  Operations                                                                          -
---------------------------------------------------------------------------------------------------------------------
Anand Mehta, Chief       2001    120,582     43,313        -              -        280,000       -            -
  Technical Officer,
  VP Engineering
---------------------------------------------------------------------------------------------------------------------
Michael Harris, VP       2001     62,597     25,995        -              -        150,000       -            -
  Marketing
---------------------------------------------------------------------------------------------------------------------
William K. Guerry,       2001    159,846       -         66,667           -            809       -            -
  Former President,      2000    158,333       -           -              -        105,000       -            -
  CEO and CFO            1999    130,000       -           -              -         32,000       -            -
---------------------------------------------------------------------------------------------------------------------

     (A) Dr. Chadha, Mr. Mehta and Mr. Harris were employed by us for only a portion of fiscal 2001. The annual salary of Dr. Chadha is $195,000, of Mr. Mehta is $165,000 and of Mr. Harris is $155,000.

Long Term Incentive Plans

     We have no long-term incentive plans other than the 1991, 1996 and 2000 Stock Option Plans and the 1995 Directors' Stock Option Plan.


                        Option Grants in Last Fiscal Year

                                Individual Grants
                      -------------------------------------
-----------------------------------------------------------------------------------------------------------------------
                                   Percent of
                       Number of     Total                                          Potential Realizable Value At
                      Securities    Options                 Market                Assumed Annual Rates of Stock Price
                      Underlying   Granted to    Exercise  Price On                 Appreciation for Option Term (A)
                        Options     Employees    or Base     Date                 -------------------------------------
                        Granted        in         Price     Granted  Expiration     0% ($)      5%($)       10% ($)
         Name             (#)      Fiscal Year  ($/Share)  ($/share)    Date
-----------------------------------------------------------------------------------------------------------------------
Kanwar J.S. Chadha      420,000       13.7%      $ 4.38     $ 4.38   8/31/2010        -      $1,155,594   $2,928,502
                         80,000        2.6       $ 3.19     $ 4.38   8/31/2010     $94,800      314,913      652,610
-----------------------------------------------------------------------------------------------------------------------
Gilbert G. Goldbeck      70,000        2.3       $ 4.38     $ 4.38   8/31/2010        -         192,599      488,804
                         30,000        1.0       $ 3.19     $ 4.38   8/31/2010     $35,550      118,092      244,729
-----------------------------------------------------------------------------------------------------------------------
Anand Mehta             250,000        8.2       $ 4.38     $ 4.38   8/31/2010        -         687,853    1,743,156
                         30,000        1.0       $ 3.19     $ 4.38   8/31/2010     $35,550      118,092      244,729
-----------------------------------------------------------------------------------------------------------------------
Michael Harris          150,000        4.9       $ 4.38     $ 4.38   8/31/2010        -         412,712    1,045,893
-----------------------------------------------------------------------------------------------------------------------
William K. Guerry           809         -        $ 1.70     $ 3.88    2/3/2010     $ 1,760        3,731        6,756
-----------------------------------------------------------------------------------------------------------------------

     (A) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options, assuming that the market price of our common stock appreciates from the date of the grant over the term of the option at rates of 5% and 10%, respectively.

               Aggregated Option Exercises in Fiscal Year 2001 and
                         January 31, 2001 Option Values

--------------------------------------------------------------------------------------------------------------
                                                        Number of Securities          Value of Unexercised
                                                       Underlying Unexercised         In-the-Money Options
                                Shares                 Options at Fiscal Year-         at Fiscal Year-End
                               Acquired                       End (#)                       ($) (A)
                              On Exercise    Value            -------                       -------
      Name                       (#)       Realized   Exercisable  Unexercisable   Exercisable  Unexercisable
--------------------------------------------------------------------------------------------------------------
Kanwar J.S. Chadha                -            -          -           500,000           -         $ 44,800
--------------------------------------------------------------------------------------------------------------
Gilbert G. Goldbeck               -            -          -           100,000           -         $ 16,800
--------------------------------------------------------------------------------------------------------------
Anand Mehta                       -            -          -           280,000           -         $ 16,800
--------------------------------------------------------------------------------------------------------------
Michael Harris                    -            -          -           150,000           -             -
--------------------------------------------------------------------------------------------------------------

     (A) Options are "in-the-money" if, on January 31, 2001, the market price of the Common Stock ($3.75) exceeded the exercise price of such options. The value of such options is calculated by determining the difference between the aggregate market price of the Common Stock covered by such options on January 31, 2001, and the aggregate exercise price of such options.

Employment Agreements


     None of our officers is employed for a specified term. Dr. Kanwar J.S. Chadha, President, Chief Executive Officer and Director, Michael Harris, Senior Vice of Marketing and Business Development, and Gilbert G. Goldbeck, Vice President of Finance and Operations and Chief Financial Officer, have agreements providing for the immediate vesting of options, and for Entrada to loan funds to the officers for the purposes of exercising such options, in the event of a change in control of Entrada.


Compliance with Section 16(a) of the Exchange Act

     The Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. To our knowledge, all filing requirements by our officers and directors were complied with during the year ended January 31, 2001.


                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee is comprised of Messrs. Hecht, Phansalkar and Sethi. The Compensation Committee met three times in fiscal 2001. The Compensation Committee reviews, recommends and approves changes to the Company's compensation policies and programs and is responsible for reviewing and approving the compensation of the Chief Executive Officer and other senior officers of the Company.

     The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning compensation and benefits for such executive officers and administering the Company's stock option plans.

     The Company believes that executive compensation should be based upon value returned to Stockholders. The Company has developed and is developing compensation programs designed to reflect Company performance and to be competitive in the marketplace. In designing compensation programs, the Company attempts to reflect both value created for Stockholders while supporting the Company's strategic goals. The Company's compensation programs reflect the following themes:

     o Compensation should be meaningfully related to the value created for Stockholders.

     o Compensation programs should support the Company's short-term and long-term strategic goal and objectives.

     o Compensation programs should promote the Company's value and reward individuals for outstanding contributions to the Company's success.

     o Short-term and long-term compensation should be designed to attract and retain superior executives.

     o The Company's executive compensation is based upon three components: base salary, annual incentive bonuses and long-term incentives, which are intended to serve the overall compensation philosophy.

Base Salary

     The base salary of each executive officer is determined as a function of three principal factors: the individual's performance, the relationship of the individual's salary to similar executives in comparable companies, and increases in the individual's responsibilities, whether through promotions or otherwise.

Annual Incentive Bonus

     The Company's annual incentive bonuses are designed to reflect the individual officer's contribution to the profitability of the Company and any special achievements by the respective officers. Each officer's bonus is based upon the Company's performance in various areas, such as sales, profit margins, operating expenses and net income, as compared to a pre-determined plan for each officer for each year.


                             AUDIT COMMITTEE REPORT

     The Audit Committee met and consulted with the Company's independent accountants in person and by telephone three times in fiscal 2001 regarding the following:

     o The plan for, and the independent accountants' report on, each audit of the Company's financial statements,

     o The Company's financial disclosure documents, including all financial statements and reports filed with the SEC and sent to shareholders,

     o Reviewing the Company's accounting practices, principles, controls or methodologies,

     o    Significant developments in accounting and SEC rules, and

     o The adequacy of the Company's internal controls and accounting personnel.

     This year the Audit Committee adopted the audit committee charter, which reflects the new standards set forth in the SEC regulations and the Nasdaq Stock Market listing standards and recommended the full Board approve this charter.

     The Audit Committee is responsible for recommending to the Board that the Company's financial statements be included in the annual report. In making its recommendation, the Audit Committee discussed with BDO Seidman, LLP, the Company's independent accountants for fiscal 2001, those matters communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These recommendations are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Additionally, the Audit Committee received the written disclosures and a letter from BDO Seidman, as required by the Independence Standards Board No. 1 "Independence Discussions with Audit Committees," and has discussed with BDO Seidman their independence. Finally, the Audit Committee reviewed and discussed, with the Company's management and BDO Seidman, the Company's audited consolidated financial statements and other such matters deemed relevant and appropriate by the Audit Committee. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report for the year ended January 31, 2001.

     This Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, unless the report is specifically incorporated by reference.


Dated:            September 6, 2001
Submitted by:     Leonard N. Hecht, Chairman
                  Rohit Phansalkar
                  Davinder Sethi




                                PERFORMANCE GRAPH

                                 GROWTH OF $100
                                 --------------

                                                                           MG Network and
                   Entrada Networks, Inc.    Nasdaq Market Index     Communication Devices Index
                   ----------------------    -------------------     ---------------------------
     1/31/96             100.00                     100.00                     100.00
     1/31/97              49.12                     131.60                     134.41
     1/31/98              10.84                     155.01                     129.49
     1/31/99               3.98                     241.93                     296.32
     1/31/00               2.83                     361.89                     550.04
     1/31/01               2.65                     259.11                     383.97
     Pct. Chg.           (97.35%)                   159.11%                    283.97%

     This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporate this graph by reference, and shall not otherwise be deemed filed under such Acts.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT THE AFOREMENTIONED NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

PROPOSAL 2

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The selection of independent auditors to examine the financial statements of the Company for the fiscal year ending January 31, 2002 to be transmitted or made available to shareholders and filed with the Securities and Exchange Commission is to be submitted to the meeting for ratification. BDO Seidman, LLP has been selected by the Company's Board of Directors to examine such financial statements. Although ratification by the stockholders is not required by law, the Board of Directors believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the Board of Directors, the failure of the shareholders to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors would be considered by the Board in determining whether to continue the engagement of BDO Seidman, LLP. A member of BDO Seidman, LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement.


     The Board of Directors appointed BDO Seidman, LLP as independent auditors to audit the financial statements of the Company for the past fiscal year. Fees for the last annual audit were $110,000, and other audit related fees were $78,000. Audit related fees include fees for business acquisitions, accounting consultation and SEC registration statements.





THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                                  ANNUAL REPORT

     The Company's 2001 Annual Report, including financial statements for the year ended January 31, 2001, is being distributed to all shareholders of the Company together with this proxy statement, in satisfaction of the requirements of the Commission. Additional copies of such report are available upon request. To obtain additional copies of such Annual Report, please contact the Company's Corporate Secretary at (858) 623-3265.

                       EXPENSES OF SOLICITATION OF PROXIES

     The cost of soliciting proxies will be paid by the Company. In addition to solicitation by mail, solicitations may also be made by telephone, telecopy or in person. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing. Officers and other employees of the Company, as yet undesignated, may also request the return of proxies by telephone, telecopy or in person.

                                 OTHER BUSINESS

     It is not anticipated that any other matters will be brought before the Annual Meeting for action. If any such other matters shall properly come before the Annual Meeting, however, it is intended that the persons authorized under the proxies may, in the absence of instructions to the contrary, vote or act thereon in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS


     Pursuant to Rule 14a-8 under the Exchange Act, shareholders of the Company may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting by submitting their proposals to the Company in a timely manner. Any stockholder of the Company who wishes to present a proposal for inclusion in the proxy statement for action at the 2002 Annual Meeting of Stockholders must comply with the Company's By-Laws and the rules and regulations of the Commission then in effect. To be considered for inclusion in next year's proxy statement, such a proposal must be mailed to the Company at its principal executive offices at 10070 Mesa Rim Road, San Diego, California 92121, Attention: Corporate Secretary, and must be received by the Company before January 31, 2002.


                                    IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, THE COMPANY URGES YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                                      APPENDIX A

                             ENTRADA NETWORKS, INC.

                         Charter for the Audit Committee
                            of the Board of Directors


Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities.

     The purpose of the Audit Committee established by this charter will be to monitor the corporate financial reporting and the internal and external audits of Entrada Networks, Inc. (the "Company"), to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention. The Audit Committee has the ability to retain at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

     The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

     The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an "independent director," as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

     Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

     The Audit Committee will meet separately, if applicable, with the President and Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

Responsibilities

     The responsibilities of the Audit Committee shall include:

          1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

          2. Reviewing the plan for the audit and related services at least annually;

          3. Reviewing audit results and annual and interim financial statements;

          4. Ensuring the receipt of, and reviewing, a written statement from the Company's auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

          5. Reviewing and actively discussing with the Company's auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

          6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

          7. Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

          8. Overseeing the effectiveness of the internal audit function, if applicable;

          9. Overseeing the Company's compliance with the Foreign Corrupt Practices Act;

          10. Overseeing the Company's compliance with SEC requirements for disclosure of auditor's services and Audit Committee members and activities; and

          11. Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

     Finally, the Audit Committee shall ensure that the Company's auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company's stockholders, and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

Reports

     The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

                                   Appendix 1

                                      PROXY
                             ENTRADA NETWORKS, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held September 27, 2001

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Entrada Networks, Inc. ("Entrada" or the "Company") will be held at the Company's headquarters, 10070 Mesa Rim Road, San Diego, California on September 27, 2001 at 10:00 a.m., for the following purposes:

         1. To elect five directors of the Company who will hold office for one-year terms ending at the Annual Meeting of Stockholders in 2002 or until their successors have been duly elected and qualified.

         2. To ratify the appointment of BDO Seidman, LLP as the firm of independent auditors for the year ending January 31, 2002.

         3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only stockholders of record at the close of business on August 3, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, AS SOON AS POSSIBLE. YOU MAY VOTE BY MAILING THE ENCLOSED PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

                               (SEE REVERSE SIDE)

[X] Please mark votes as in this example.

1. To elect 5 directors of the Company who will hold office for one-year terms ending at the Annual Meeting of Stockholders in 2002 or until their successors have been duly elected and qualified. Nominees: (01) Kanwar J.S. Chadha, Ph.D., (02) Leonard N. Hecht, (03) Raymond Ngan, Ph.D., (04) Rohit Phansalkar, (05) Davinder Sethi, Ph.D.
     [   ] FOR ALL NOMINEES
     [   ] WITHHELD FROM ALL NOMINEES
     [   ] For all nominees except as noted above

2. To ratify the appointment of BDO Seidman, LLP as the firm of independent auditors for the year ending January 31, 2002.
     [   ] FOR
     [   ] AGAINST
     [   ] ABSTAIN

3. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                 MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

                         Please sign exactly as your name appears hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.


---------------------------                 -----------------------------------
Signature:                                  Date:

---------------------------                 -----------------------------------
Signature:                                  Date: